UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 17, 2020

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plan.

On June 17, 2020, Brown-Forman Corporation (the “Company”) received a notice (the “Notice”) required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 from the administrator of the Brown-Forman Corporation Savings Plan and Brown-Forman Corporation Savings Plan for Collectively-Bargained Employees (together, the “Plans”) notifying the Company of an anticipated Blackout Period (as defined below) for the Plans. The Blackout Period is required in order to change the administrator under the Plans. During the Blackout Period, participants will be unable to access their Plan accounts to transfer or diversify their investments, to change their investment elections, to enroll in the Plans, if not currently enrolled, to change contributions, or to obtain loans, withdrawals, or distributions. The Plans include Brown-Forman Corporation Class B common stock as an investment option.

Notice of the Blackout Period was sent to participants in the Plan on June 17, 2020. The Blackout Period will begin at 4:00 P.M. Eastern time on July 27, 2020, and is expected to end during the week of August 16, 2020 (the “Blackout Period”).

On June 17, 2020, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR (Blackout Trading Restriction), the Company sent a separate notice (the “Insider Notice”) to its directors and executive officers informing them of the Blackout Period and restrictions on engaging in certain transactions involving Company securities. A copy of the Insider Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

During the Blackout Period and for a period of two years thereafter, information regarding the Blackout Period, including confirmation of the actual beginning and ending dates, may be obtained without charge, by contacting:

Brown-Forman Corporation
Attention: General Counsel
850 Dixie Highway
Louisville, Kentucky 40210
Telephone Number: (502) 585-1100

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Notice of Blackout Period sent to Directors and Executive Officers of Brown-Forman Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: June 17, 2020	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Assistant General Counsel and Assistant Corporate Secretary